UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2008

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100
Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

I. Price Risk Management

(a) With the objective of enhancing the certainty of future revenues, from time to time Noble Energy, Inc. (“we” or the “Company”) enters into commodity derivative instruments. Through December 31, 2007, we elected to designate the majority of these derivative instruments as cash flow hedges for financial accounting purposes. Effective January 1, 2008 forward, we voluntarily elected to account for these derivative instruments using the mark-to-market (MTM) accounting method and from that date will recognize all future gains and losses on derivative instruments in earnings in the period in which they occur.

(b) For the quarter ended September 30, 2008, we anticipate pre-tax MTM derivative gains of $875 million from our crude oil and natural gas derivative instruments described separately below, of which $943 million was unrealized gain and $68 million was realized loss.  The unrealized MTM gain will be recognized in net income, but will be excluded in determining adjusted net income reported in our quarterly news release of earnings.  From time to time, the Company may consider other items in determining adjusted net income.  Although adjusted net income is a non-GAAP measure, we believe it is useful information for investors because the unrealized gain relates to derivative instruments that hedge our production in future months. The realized MTM loss that is associated with derivative instruments that hedge current production will be recognized in both net income and adjusted net income. The adjustment better matches derivative gains and losses with the period when the underlying hedged production occurs. During the quarter, net cash outflow related to settled crude oil and natural gas derivative instruments was $204 million.

(c) Unrealized derivative losses and gains that occurred through December 31, 2007 under our previous cash flow hedge accounting method were deferred in Accumulated other Comprehensive Loss (AOCL) as of that date.  These losses and gains are expected to be reclassified to future earnings as they are realized upon settlement of the associated derivative instrument.  A pre-tax net deferred loss of $93 million ($89 million loss related to crude oil and a $4 million loss related to natural gas) was associated with instruments that settled in the third quarter and was reclassified from AOCL to net income as a decrease to crude oil and natural gas revenues.  This decrease in revenues will also be recognized in adjusted net income.

II. Crude Oil Derivative Instruments

(a) Included in the third quarter pre-tax mark-to-market gains mentioned in I (b) above, $498 million relates to crude oil derivative instruments, of which $559 million was unrealized gain and $61 million was realized loss. During the quarter, net cash outflows related to settled crude oil derivative instruments were $157 million.

(b) Presented below is a summary of our crude oil derivative instruments as of September 30, 2008, with notional volumes expressed in barrels (Bbls) per day and prices in dollars per Bbl.

(c) From July 1, 2008 to September 30, 2008, we did not enter into any additional crude oil derivative instruments.

Crude Oil Derivative Instruments

	Variable to Fixed Price Swaps			Costless Collars
			Weighted			Weighted	Weighted
Production		Bbls	Average		Bbls	Average	Average
Period	Index	Per Day	Fixed Price	Index	Per Day	Floor Price	Ceiling Price
4th Qtr 2008	NYMEX WTI	16,500	$37.92	NYMEX WTI	3,100	$60.00	$72.40
4th Qtr 2008	Dated Brent	2,000	88.18	Dated Brent	3,587	45.00	65.90
4th Qtr 2008 Average		18,500	43.35		6,687	51.95	68.91

2009	NYMEX WTI	9,000	88.43	NYMEX WTI	6,700	79.70	90.60
2009	Dated Brent	2,000	87.98	Dated Brent	5,074	70.62	87.93
2009 Average		11,000	88.35		11,774	75.79	89.45

2010		-	-	NYMEX WTI	5,500	69.00	85.65

III. Natural Gas Derivative Instruments

(a) Included in the third quarter mark-to-market gains mentioned in I (b) above, $377 million relates to natural gas derivative instruments, of which $384 million was unrealized gain and $7 million was realized loss. During the quarter, net cash outflows related to settled natural gas derivative instruments were $47 million.

(b) Presented below is a summary of our natural gas derivative instruments as of September 30, 2008, with notional volumes expressed in millions of British thermal units (MMBtu) per day and prices in dollars per MMBtu.

(c) From July 1, 2008 to September 30, 2008, we entered into additional basis swaps covering 110,000 MMBtu per day for calendar year 2009.

Natural Gas Derivative Instruments

	Variable to Fixed Price Swaps			Costless Collars
			Weighted			Weighted	Weighted
Production		MMBtu	Average		MMBtu	Average	Average
Period	Index	Per Day	Fixed Price	Index	Per Day	Floor Price	Ceiling Price
4th Qtr 2008	NYMEX HH	170,000	$5.63	IFERC CIG	14,000	$6.75	$8.70

2009		-	-	NYMEX HH	170,000	9.15	10.81
2009		-	-	IFERC CIG	15,000	6.00	9.90
2009 Average		-	-		185,000	8.90	10.73

2010		-	-	IFERC CIG	15,000	6.25	8.10

	Basis Swaps
				Weighted
Production		Index Less	MMBtu	Average
Period	Index	Differential	Per Day	Differential
4th Qtr 2008	IFERC CIG	NYMEX HH	100,000	$1.66
4th Qtr 2008	IFERC ANR-OK	NYMEX HH	40,000	1.01
4th Qtr 2008	IFERC PEPL	NYMEX HH	10,000	0.98
4th Qtr 2008 Average			150,000	1.44

2009	IFERC CIG	NYMEX HH	110,000	2.56

IV. Forward-Looking Statements

This report on Form 8-K contains projections and other “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by use of terms such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should” or similar expressions or variations on these expressions, and are made based on our current plans, expectations, estimates, assumptions and beliefs concerning future events. No assurances can be given that such events or performance will occur as projected, and actual results may differ materially from those projected. Important factors that could cause the actual results to differ materially from those projected include, without limitation:

•	the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates, interest rates and financial market conditions;
•	the extent and effect of any hedging activities engaged in by us;
•	our liquidity and ability to finance our acquisition, exploration and development activities;
•	the supply and demand for oil, natural gas and other products or services;
•	the presence or recoverability of estimated reserves;
•	our ability to replace reserves;
•	drilling and operating risks;
•	environmental risks;
•	exploration and development risks;
•	government regulation or other action; and
•	the ability of management to execute its plans to meet its goals.

We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: October 16, 2008	By:	/s/ Chris Tong
Chris Tong
Senior Vice President and Chief Financial Officer